UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: January 15, 2025

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1990 Main Street
Suite 750
Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 16, 2025, the Board of Directors (the “Board”) of Oragenics, Inc. (the “Company”) appointed Ms. Janet Huffman, the Company’s Chief Financial Officer and Interim Principal Executive Officer, to also serve as the Company’s Interim Chief Executive Officer effective as of January 16, 2025, and in connection therewith, the Board of Directors determined that, effective January 16, 2025, Ms. Huffman’s employment agreement would be modified to (i) include her new title of Interim Chief Executive Officer; (ii) require that as she report directly to the Company’s Board of Directors and its Executive Chairman; (iii) increase her base salary by 10% to $275,000; and (iv) change her location to Sarasota (given the Company relocation from Tampa to Sarasota). All other terms of Ms. Huffman’s Employment Agreement remain in full force and effect.

The foregoing summary is qualified in its entirety by the specific terms of the First Amendment to Employment Agreement attached as Exhibit 10.2 to this Form 8-K which is incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a)	Resignation of Director.

On January 15, 2025, Mr. Bruce Cassidy resigned as director of the Company to pursue other opportunities. Mr. Cassidy’s resignation was not due to any disagreement with the Company on any matter related to its operations, policies or practices.

(e)	Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Additionally, on January 16, 2025, the Board also determined to grant Ms. Huffman a discretionary cash bonus in the amount of $75,000.

Item 8.01	OTHER INFORMATION.

All of the Pre-Funded Warrants issued in connection with the Company’s September 2024 Offering have been exercised as of the date hereof. As a result, the Company has 13,709,805 shares of Common Stock Issued and Outstanding as of January 16, 2025.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement between the Company and Janet Huffman dated effective March 8, 2023.
10.2	Amendment to Executive Employment Agreement between the Company and Janet Huffman dated effective January 16, 2025.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 17th day of January 2025.

ORAGENICS, INC.
(Registrant)

BY:	/s/Janet Huffman
Janet Huffman
Chief Financial Officer